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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): March 22, 2001
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                            FLOWERS INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


Georgia                             1-9787                  58-0244940
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(State or other jurisdiction        (Commission                (IRS employer
       of incorporation)            File Number)            Identification No.)


     1919 Flowers Circle, Thomasville, GA                      31757
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    (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:       (229) 226-9110
                                                    ----------------------------
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ITEM 5. OTHER EVENTS.

         On March 22, 2001, Flowers Industries, Inc. ("Flowers") issued a press release announcing that it has determined the price to be paid for its 7.15% Debentures due 2028 (CUSIP No. 343496AB1, the "Debentures") pursuant to the tender offer commenced by Flowers on March 16, 2001 (the "Tender Offer"). In addition, Flowers also announced that approximately 94.63% of the Debentures have been tendered to date pursuant to the Tender Offer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7(c) - Exhibits.

         99.1     Press release issued by Flowers Industries, Inc., dated March 22, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FLOWERS INDUSTRIES, INC.



                                By:  /s/ G. Anthony Campbell
                                     ------------------------------------------
                                     Name:    G. Anthony Campbell
                                     Title:   Secretary and General Counsel


Date: March 23, 2001
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                                  EXHIBIT INDEX

  EXHIBIT NUMBER                               EXHIBIT
       99.1          Press release issued by Flowers Industries, Inc., dated March 22, 2001.